UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	35-1575582
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

One Monument Circle
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(317)-261-8261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2023, the Boards of Directors of IPALCO Enterprises, Inc. (“IPALCO”), a subsidiary of The AES Corporation (“AES”), and IPALCO’s principal subsidiary, Indianapolis Power & Light Company, doing business as AES Indiana (“AES Indiana”), acting through unanimous written consents, appointed Sherry Kohan as Interim Vice President and Chief Financial Officer of IPALCO and AES Indiana, effective January 1, 2024.

Ms. Kohan, 54, has served as Senior Vice President and Chief Accounting Officer of AES since November 2022 and will continue in that role. Ms. Kohan also serves as a director or officer of other AES affiliates, including as Interim Vice President and Chief Financial Officer and as a Director of IPALCO’s sister company, DPL Inc., and DPL Inc.’s primary operating subsidiary, AES Ohio. Ms. Kohan previously served as Vice President and Controller of AES from February 2020 to November 2022 and Vice President, Global Finance Operations at AES from December 2016 to February 2020. From 2010 to 2016, Ms. Kohan served in various roles in AES’ Financial Planning and Analysis group, starting with responsibilities for Financial Planning and Analysis with respect to AES’ generation businesses in Latin America and expanding to also include utility businesses and businesses in other regions. Ms. Kohan began her career at AES in 2000 overseeing AES’ Securities and Exchange Commission filings, Corporate Accounting matters and providing oversight of the local controllership teams for each of AES’ businesses. Prior to joining AES, Ms. Kohan worked for Arthur Andersen in the Audit Assurance Practice. Ms. Kohan is a Certified Public Accountant and holds a BS degree in Accounting from the University of Maryland.

IPALCO and AES Indiana do not separately compensate individuals for their service as officers or members of the Board of Directors of IPALCO or AES Indiana. Ms. Kohan participates in compensation plans and programs generally available to management of AES and its subsidiaries for services performed for all AES affiliates (including IPALCO and AES Indiana), including those described in IPALCO’s 2022 Form 10-K/A. Other than such compensation, which generally is in excess of one hundred and twenty thousand dollars annually, Ms. Kohan has not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     IPALCO Enterprises, Inc.

Date: December 7, 2023	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary